PHOENIX LARGE-CAP GROWTH FUND
                          PHOENIX STRATEGIC GROWTH FUND
              EACH A SERIES OF PHOENIX STRATEGIC EQUITY SERIES FUND
      Supplement dated July 6, 2006 to the Prospectus dated July 29, 2005, as supplemented January 6, 2006, January 11, 2006 and February 17, 2006

IMPORTANT NOTICE TO INVESTORS

The Prospectus is amended and supplemented to reflect the management style of the current portfolio management team for the PHOENIX LARGE-CAP GROWTH FUND and the PHOENIX STRATEGIC GROWTH FUND. Accordingly, certain of the Principal Investment Strategies in the "Investment Risk and Return Summary" section for each of the funds are hereby revised as follows:

PHOENIX LARGE-CAP GROWTH FUND

On page 13, the second and third arrowed principal investment strategies are replaced with the following:

     > The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

     > The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

     > Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better idea is warranted.

PHOENIX STRATEGIC GROWTH FUND

On page 19, the first four arrowed principal investment strategies and temporary defensive strategy are replaced with the following:

     > Under normal circumstances, the fund invests at least 65% of its assets in stocks of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000(R) Growth Index. Because large-cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of March 31, 2006, the market capitalization range of companies included in the Russell 1000(R) Growth Index was $960 million to $364.6 billion.

     > The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

     > Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better idea is warranted.

     Temporary Defensive Strategy: When, in the subadviser's opinion, adverse market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding part of the fund's assets in cash or money market instruments, including U.S. Treasury obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

On page 20, the "Theme Investing" disclosure is deleted from the "Risks Related to Principal Investment Strategies" subsection.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 690/LCG&SG PIS (7/06)




                                       2